Exhibit 99.2

NASDAQ: HOMB

www.homebancshares.com

This presentation contains forward-looking statements that relate to expectations,

beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forwardlooking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the Company’s 10-K as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.

We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.

Branch Locations (92)

Centennial Locations (46) Liberty Locations (46)

(Pro-forma as of March 2013)

- Purchase all of the issued and outstanding shares of common stock of Liberty Bancshares, Inc., an Arkansas state-chartered holding company

- As of March 31, 2013, Liberty had $2.9 billion in total assets, $1.9 billion in loans and $2.2 billion in customer deposits

- Acquired branches will operate as Centennial Bank, a wholly-owned subsidiary of Home BancShares, Inc.

- Significantly accretive to net income and EPS

- Issuance of $250 million of HOMB common stock plus $30 million in cash and leverages our excess capital

- 46 full service locations spanning from Northwest Arkansas to Northeast Arkansas

- Liberty’s franchise is ranked 6thin market share in Arkansas

$1,800 $1,659 $1,632

$1,616

$1,600

$1,363 $1 358

$1,400 $1,294

$1,200

$1,000

$800

$600

$400

$200

$0

‘08YE ‘09YE ‘10YE ‘11YE ‘12YE MRQ

Source: Core deposits defined as total deposits less time deposits greater than $100K Note: MRQ as of 3/31/13; Shown as Liberty Bancshares, Inc. (‘08YE-MRQ)

-The combined entity would rise to 2nd in deposit market share among Arkansas-based holding companies

Deposit Market Share of Top 10 Arkansas-Based Holding Companies (1)

Deposits Dep/Branch Market

Rank Institution Branches ($mm) ($mm) Share

1 Arvest Bank Group, Inc. 110 $ 6,446,019 $ 58,600 12.1%

Home BancShares, Inc. ‐ Pro Forma 92 3,899,559 42,387 7.3%

2 First Security Bancorp 72 3,252,212 45,170 6.1%

3 Simmons First National Corporation 73 2,566,061 35,152 4.8%

4 Liberty Bancshares, Inc. 46 2,142,608 46,578 4.0%

5 Home BancShares, Inc. 46 1,756,951 38,195 3.3%

6 Bank of the Ozarks, Inc. 66 1,586,278 24,035 3.0%

7 First Bank Corp. 24 1,208,520 50,355 2.3%

8 Summit Bancorp, Inc. 25 973,062 38,922 1.8%

9 Rogers Bancshares, Inc. 45 891,873 19,819 1.7%

10 Community First Bancshares, Inc. 10 756,063 75,606 1.4%

(1) Deposit market share as of 6/30/12

Liberty Bancshares, Inc. is ranked with aggregate market share of 4.0% in Arkansas

- The combined entity would rise to 3rd in deposit market share in Arkansas

Deposit Market Share of Top10 Holding Companies

Deposits Dep/Branch Market

Rank Institution Branches ($mm) ($mm) Share

1 Arvest Bank Group, Inc. 110 $ 6,446,019 $ 58,600 12.1%

2 Regions Financial Corporation 97 4,277,471 44,098 8.0%

Home BancShares, Inc. ‐ Pro Forma 92 3,899,559 42,387 7.3%

3 First Security Bancorp 72 3,252,212 45,170 6.1%

4 Bank of America Corporation 38 3,129,594 82,358 5.9%

5 Simmons First National Corporation 73 2,566,061 35,152 4.8%

6 Liberty Bancshares Inc 46 2,142,608 46,578 4.0%

7 Home BancShares Inc 46 1,756,951 38,195 3.3%

8 BancorpSouth Inc 53 1,736,643 32,767 3.3%

9 Bank of the Ozarks, Inc. 66 1,586,278 24,035 3.0%

10 First Bank Corp. 24 1,208,520 50,355 2.3%

(1) Deposit market share as of 6/30/12

(Dollars in Millions) HOMB Liberty Bancshares

HOMB – Pro-Forma

14% 10% 13% 63%

25% 11% 17% 47%

18% 10% 15% 57%

Transaction Accounts Jumbo Time Deposits

Money Market & Savings Retail Time Deposits

Acquired

HOMB Liberty Deposits HOMB

3/31/2013 3/31/2013 Pro-Forma

Transaction Accounts $348 $239 $587

Money Market & Savings 2

182 1017 3199

Retail Time Deposits 450 376 826

Jumbo Time Deposits 485 541 1,026

$3465 $2173 $ 5638

(Dollars in Millions)

Acquired Liberty % of

Bancshares HOMB Pro-forma

(Pro HOMB Loans(2)

Pro-forma Total

Loan Type (3/31/13) (3/31/13) Total Loans

Commercial RE $ 1 206 $ 818 $ 2 024 44 6%

(Non farm/non residential & agri ) 1,206 2,024 44.6%

Construction/Land Development 313 222 535 11.8%

Residential Real Estate 784 492 1,276 28.1%

(1) Commercial & Industrial 298 288 586 12 9% )

Consumer 34 43 77 1.6%

Other 33 12 45 1.0%

Total $ 2,668 $ 1,875 $ 4,543 100%

(1) Includes Agricultural

(2) Before loan discounts

Year Acquired Bank Acquisition Type Location Assets ($mm)

2010 Old Southern Bank FDIC-assisted Orlando, FL $335

2010 Key West Bank FDIC-assisted Key West, FL $97

2010 Coastal Community Bank FDIC-assisted Panama City, FL $362

2010 Bayside Savings Bank FDIC-assisted Port Saint Joe, FL $63

2010 Wakulla Bank FDIC-assisted Crawfordville, FL $353

2010 Gulf State Community Bank FDIC-assisted Carrabelle, FL $112

2012 Vision Bank Market Panama City, FL $530

2012 Heritage Bank of Florida FDIC-assisted Lutz, FL $225

2012 Premier Bank §363 Bankruptcy Tallahassee, FL $265

2013 Liberty Bancshares, Inc. Market Jonesboro, AR $2,853

(Pro-forma as of June 2013)

ARKANSAS 92 Branches

South FLORIDA

South FLORIDA

ALABAMA 31 Branches

7 Branches Central

FLORIDA 9 Branches

Branch Locations (151) South FLORIDA

3 Branches FLORIDA

Keys 9 Branches

(Pro-forma as of June 2013)

Siloam Springs (3)

Fort Smith (4) Bentonville (2) Mountain Home (2)

Gentry Highland Rogers Springdale

Tontitown Fayetteville (2)

Van Buren Clarksville Rector Paragould (3)

Mountain View (2) Batesville (2) Monette

Bay Jonesboro (7) Heber Springs Quitman

Russellville (4) Morrilton (1+Searcy 2+Atkins

Vilonia Greenbrier(2) Dardanelle Beebe (2)

Pottsville Conway (7)

Ward (Mayflower Cabot 5) Jacksonville (3)

Maumelle Sherwood (2)

North Little Rock (5) Little Rock (8)

Bryant Fordyce ARKANSAS Branch Locations (92)

Existing Branch Locations (46)

Liberty Branch Locations (46)

Gulf Coast Presence

(As of June 2013)


ALABAMA
FLORIDA
Daphne
Fairhope
Point Clear
Foley
Elberta
Orange Beach
Gulf Shores
Pensacola
Navarre
Destin
Santa Rosa Beach
Blountstown
Quincy
Tallahassee (7)
Southport
Bristol
Panama City Beach (2)
Panama City (3)
Lynn Haven
St. Marks
Crawfordville
Wewahitchka
Mexico Beach
Panacea
Carrabelle
Port St. Joe
Apalachicola
Eastpoint
St. George Island
Branch Locations (38)

14

Florida Footprint

(As of June 2013)



FLORIDA
Pensacola
Navarre
Destin
Santa Rosa Beach
Blountstown
Quincy
Southport
Tallahassee (7)
Panama City Beach (2)
Bristol
Lynn Haven
St. Marks
Panama City (3)
Wewahitchka
Crawfordville
Mexico Beach
Panacea
Port St. Joe
Carrabelle
Apalachicola
Eastpoint
St. George Island
Lake Mary
Longwood
Winter Park
Clermont
Orlando (2)
Lutz
Wesley Chapel
Tampa
Port Charlotte
Punta Gorda
Marco Island
Key Largo
Islamorada
Marathon (2)
Summerland
Big Pine
Key West (3)

Branch Locations (52)

15

Corporate Headquarters

Home BancShares, Inc.

719 Harkrider St., Suite 100

P.O. Box 966

Conway, AR 72033

Financial Information

Brian Davis

Investor Relations Officer

(501) 328-4770

Website

www.homebancshares.com

NASDAQ: HOMB

www.homebancshares.com